Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of JELD-WEN Holding, Inc. (the “Company”) for the fiscal period ended April 1, 2017 filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned officers of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

•	The foregoing certification is being furnished solely pursuant to 18 U.S.C. §1350 and is not being filed as part of the Report or as a separate disclosure document.

Date: May 12, 2017

      /s/ Mark A. Beck
Mark A. Beck
President and Chief Executive Officer
(Principal Executive Officer)

      /s/ L. Brooks Mallard
L. Brooks Mallard
Executive Vice President and Chief Financial Officer (Principal Financial Officer)